[UNIVERSAL DETECTION TECHNOLOGY]

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            9595 Wilshire Blvd., Suite 700, Beverly Hills, CA 90212 -
           Tel: 310.248.3655 - Fax: 310.273.2662 - www.udetection.com



August 10, 2004



Mr. Martin Silver
IIG Equity Opportunities Fund Ltd.
c/o International Investment Group LLC
1500 Broadway, 17th Floor
New York, NY  10036

       Re: IIG Equity Opportunities Fund Ltd. - Settlement Agreement relating to $100,000.00 Debenture

Dear Mr. Silver:

This letter shall serve to confirm the agreement between Universal Detection Technology, Inc. ("UDT") and IIG Equity Opportunities Fund Ltd. ("IIG"), in connection with the sole Convertible Debenture issued by UDT in favor of IIG (the "Debenture").

The parties hereby agree to settle any and all amounts owed in connection with the Debenture for an amount equal to One Hundred Thirty Thousand Eight Hundred Dollars ($130,800.00) to be payable as follows:

     a. Twelve (12) consecutive payments of Six Thousand Dollars ($6,000.00), payable on the last day of each month commencing on August 31, 2004 and ending on July 31, 2005;
     b. Thirty-Nine Thousand Two Hundred Fifty Dollars ($39,250.00), payable on July 31, 2005;
     c. Eleven Thousand Two Hundred Fifty Dollars ($11,250.00), payable on July 31, 2005 and
     d. A one time interest payment equal to Eight Thousand Three Hundred Dollars ($8,300.00), payable on July 31, 2005.

The parties understand and agree that this Agreement contains a full and complete statement of any agreements and understandings regarding resolution of disputes between the parties, and the parties agree that this Agreement supersedes all previous agreements, whether written or oral, express or implied, relating to the subjects covered in this Agreement. The parties also agree that the terms of this Agreement cannot be modified except in a written document signed by both parties.

If the aforementioned is understood, accepted and agreed, please indicate such by affixing your signature as listed below, and together shall represent our complete agreement.

Understood, Accepted, and Agreed To:

Universal Detection Technology, Inc.



By: /s/ Jacques Tizabi
    ------------------------------------               ------------
Its: Chief Executive Officer                           Dated


IIG Equity Opportunities Fund Ltd.


By: /s/
    ------------------------------------               ------------
Title: Attorney-In-Fact